CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) shares in Thousands, $ in Thousands	6 Months Ended
	Jun. 30, 2016	Jun. 30, 2015
Revenues:
Software licenses	$ 13,539	$ 12,360
Maintenance and services	12,433	10,248
Total revenue	25,972	22,608
Operating expenses:
Cost of software licenses	1,267	1,127
Cost of maintenance and services	3,112	2,116
Research and development	6,792	4,893
Selling and marketing	17,847	13,285
General and administrative	2,308	2,636
Impairment of acquisition-related intangible assets	2,132
Total operating expenses	33,458	24,057
Operating loss	7,486	1,449
Financial expenses, net	(80)	235
Loss before taxes on income	7,406	1,684
Taxes on income	(957)	441
Net loss	$ 6,449	$ 2,125
Basic and diluted net loss per share	$ 0.39	$ 0.13
Weighted average number of shares used in computing basic and diluted net loss per share	16,671	15,900